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                                                                    Exhibit 23.2
                                                                    ------------

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of AnswerThink Consulting Group, Inc. of our report dated February 26, 1999, except for Note 16, as to which the date is June 24, 1999, relating to the financial statements, which appear in the Current Report on Form 8-K dated August 12, 1999.


/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP

Miami, Florida
November 4, 1999